UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178)

Exact name of registrant as specified in charter: Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam American Government Income Fund

9|30|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
American
Government
Income Fund

9| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	51
Shareholder meeting results	52
About the Trustees	53
Officers	57

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam American Government Income Fund:
investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries), ultimately borrowing a total of about $2 trillion. U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

Because MBSs, with the exception of Ginnie Maes, are not guaranteed directly by the full faith and credit of the United States, and therefore carry a higher degree of risk than investments like Treasuries, they also offer opportunities for higher returns. By investing in both Treasuries and MBSs, your fund’s management team seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Performance and portfolio snapshots

Putnam American Government
Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We attribute the fund’s results primarily to
having anticipated the macro environmental
factors correctly and making appropriate
decisions with respect to the direction of
interest rates.”

Rob Bloemker, Portfolio Leader, Putnam American Government Income Fund

Allocations shown here are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Report from the fund managers

The year in review

During your fund’s most recent fiscal year, which ended September 30, 2007, the investment environment underwent significant changes. Increases in yield-curve volatility and risk premiums (higher yields that compensate investors for taking risk) were dramatic in the latter half of the year. For the period, Putnam American Government Income Fund generated a positive return, outperforming its benchmark, the Lehman Government Bond Index, and its peer group, Lipper General U.S. Government Funds, based on results before sales charges. We attribute these results primarily to having anticipated the macro environmental factors correctly and making appropriate decisions with respect to the direction of interest rates. Security selection played a smaller, but supportive role for the year. Relative to its peer group, the fund’s greater exposure to collateralized mortgage obligations (CMOs) and its de-emphasis on mortgages were beneficial, while exposure to commercial mortgage-backed securities (CMBSs) detracted somewhat, but not enough to offset the gains from the CMOs.

Market overview

Through June 2007, the credit markets continued to enjoy a largely favorable environment of stable to declining interest rates, narrowing credit spreads, and subdued volatility. However, in July, news that two large hedge funds had become insolvent because of their subprime mortgage exposure provoked a sharp and sudden reevaluation of credit quality by investors and money managers. This had the effect of stifling liquidity throughout the credit markets. Areas that were negatively affected included mortgage-backed securities (MBSs), the LBO (leveraged buyout) market, commercial paper, and the bank-loan market. The freeze-up in liquidity then broadened further on concerns that global economic growth would be damaged by the widening credit crunch. In its attempts to calm the markets, the U.S. Federal Reserve (the Fed) lowered the discount rate, the rate at which banks can borrow from the Fed. Similarly, the European Central Bank sought to reassure investors by providing significant amounts of cash to money markets. Then, in September, the Fed cut the federal funds rate, the interest rate banks charge each other for overnight loans needed to maintain reserve levels, in order to boost credit market

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

liquidity. The stock market reacted positively to the rate cut. Several large banks wrote off large losses to try to put the credit crunch behind them, and by the end of the period a measure of normalcy and increased liquidity was restored to the credit markets.

Strategy overview

There are five key strategy decisions that we make in managing the fund. The first is called term structure and reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We also analyze the shape of the yield curve and strive to position your fund’s portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. Within the MBS market, we also weigh the relative attractiveness of the various programs: Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), and Federal Home Loan Mortgage Corporation certificates (Freddie Macs). Based on our assessment of relative values in each of these markets, we position the fund to take advantage of our sector preferences. We make three other strategic decisions that are specifically related to MBSs: We seek to determine which maturity is currently most attractive (e.g., 30-year, 15-year, or adjustable rate); we assess which coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or which combination of coupons appears likely to provide the best risk/return tradeoff; and we consider the “seasoning” of mortgages. An older or more seasoned mortgage is typically less likely to be prepaid. Prepayment would interrupt the income stream and may require investors to reinvest principal at current lower rates.

Your fund’s holdings

Our focus for much of the period was on interpreting macro factors and anticipating when they might return to normal, as we believed they would. Consequently, our strategy emphasized term structure decisions more than security selection. Our positioning was defensive. We maintained the portfolio’s short duration. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. In addition, we took a position in volatility. In other words, we purchased options — contracts that confer the right to buy or sell securities for a given price within a specific time frame — that would increase in value if yield curve volatility increased,

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

which it did dramatically, in June 2007. Furthermore, we preferred lower-yielding government securities during the period. In retrospect, our defensive strategies may have dampened fund performance in the first half of the year, but they boosted returns when macro factors normalized.

The month of June saw an acceleration of global economic growth. A surprisingly upbeat jobs report indicated to us that the U.S. economy was following the global economy into a period of strength. The macro environment changed as we had anticipated. Interest rates rose and risk premiums became more reasonable and attractive. The yield curve resumed a more normal upward slope. We maintained a position in volatility, believing that markets would continue to work out problems related to over-leveraging, or excessive borrowing, of capital. We assumed a neutral stance on duration, and selection decisions drove fund performance between June and the end of the fiscal year.

In the first half of the year we emphasized Ginnie Maes over Fannie Maes. This was effective, as Ginnie Maes benefited when strong demand from foreign central banks pushed yields to record low levels. We believed this was not sustainable, so we later took a short position on Ginnie Maes (we bet that their value would fall) and this strategy worked to the fund’s advantage.

Within the MBS sector, we traded frequently between 30-year and 15-year loans. The effect on returns was negligible. We had been increasing our exposure to higher coupon MBSs throughout the year. The credit crunch, which made it difficult for people to refinance their mortgages, also tended to slow the rate of mortgage prepayments. As a result, higher-coupon bonds outperformed for much of the period. More recently, since the Fed cut the federal funds rate, lower-coupon MBSs have been stronger.

We maintained our preference for older, seasoned mortgages, which often have smaller loan balances. Both the seasoning and the lower loan balances tend to reduce prepayment risk, so these securities are relatively stable. In our view, the most attractive seasoned mortgages are FHA-VA re-performing loans and collateralized mortgage obligations (CMOs). FHA-VA re-performing loans are formerly delinquent mortgage loans that have been pooled together and given credit protection from the Federal Housing Administration (FHA), the Veteran’s Administration (VA), or Fannie Mae. We like the limited credit risk of these securities and the fact that their prepayment risk is less sensitive to changes in interest rates. These securities typically pay higher yields and offer less risk than typical MBSs. CMOs are derivative securities backed by underlying mortgage loans that have been repackaged in such a way as to offer investors particular maturities with a level of prepayment risk that suits their needs. The portfolio held both seasoned CMOs, which faltered during the latter half of the year, and newer CMOs, which did better. The fund’s small position in AAA-rated commercial mortgage-backed securities (CMBSs) detracted from relative returns.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend increased

Your fund’s dividend increased modestly during the period, from $0.028 to $0.031 per class A share. This change, which was effective in February 2007, is the result of an overall increase in the fund’s distributable income. Similar changes in the fund’s dividend were made for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, there is considerable uncertainty about how much credit tightening banks will impose on the private sector. Mortgage lending standards have become more stringent across the board. It is possible that tightening of credit could extend beyond the mortgage arena to the corporate sector as well. If that occurs, the U.S. economy could be headed for a slowdown, and possibly a recession. We still hold a “long” volatility position because we believe that markets have yet to resolve all of the problems stemming from the over-leveraging of capital in certain sectors of the U.S. market.

In coming months, we believe the fund’s returns will be driven more by security selection than macro factors. We are closely monitoring risk premiums in all bond sectors, and are focused on building positions in securities that we believe the market has undervalued, such as CMBSs and CMOs. Among CMOs, we favor interest-only securities. We are seeking to invest in securities that have exposure to slowing prepayment rates, including FHA-VA re-performing loans and some hybrid adjustable rate mortgages (ARMs). The portfolio continues to have exposure to both Ginnie Maes and Fannie Maes, but we expect to keep the fund’s total allocation to mortgages smaller than usual. As always, we are committed to pursuing opportunities to obtain additional yield without taking undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown.

Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.51%	6.33%	5.64%	5.64%	5.70%	5.70%	6.19%	6.03%	6.24%	6.58%

10 years	59.37	53.33	47.85	47.85	47.73	47.73	55.44	50.41	55.52	61.88
Annual average	4.77	4.37	3.99	3.99	3.98	3.98	4.51	4.17	4.52	4.93

5 years	15.32	11.04	11.10	9.12	11.05	11.05	13.97	10.22	13.93	16.89
Annual average	2.89	2.12	2.13	1.76	2.12	2.12	2.65	1.97	2.64	3.17

3 years	9.74	5.67	7.31	4.34	7.29	7.29	8.94	5.35	9.04	10.64
Annual average	3.15	1.86	2.38	1.43	2.37	2.37	2.90	1.75	2.93	3.43

1 year	5.79	1.78	4.91	–0.09	4.90	3.90	5.48	2.04	5.51	6.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 9/30/97 to 9/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,785 and $14,773, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,041 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,552 and $16,188, respectively.

Comparative index returns For periods ended 9/30/07

		Lipper General
	Lehman Government	U.S. Government Funds
	Bond Index*	category average†

Annual average
(life of fund)	8.00%	7.04%

10 years	77.05	62.03
Annual average	5.88	4.92

5 years	18.70	13.77
Annual average	3.49	2.60

3 years	11.81	8.64
Annual average	3.79	2.80

1 year	5.63	3.87

Index and Lipper results should be compared to fund performance at net asset value.

* Putnam Management has recently undertaken a review of the fund’s benchmark. The Lehman Government Bond Index replaces the Lehman Intermediate Treasury Bond Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

† Over the 1-, 3-, 5-, and 10-year, and life-of-fund periods ended 9/30/07, there were 165, 145, 127, 80, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.360		$0.293	$0.294	$0.336		$0.336	$0.384

Capital gains	—		—	—	—		—	—

Total	$0.360		$0.293	$0.294	$0.336		$0.336	$0.384

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$8.86	$9.21	$8.81	$8.84	$8.90	$9.20	$8.86	$8.85

9/30/07	9.00	9.35	8.94	8.97	9.04	9.34	9.00	8.99

Current yield (end of period)
Current dividend rate[1]	4.13%	3.98%	3.36%	3.34%	3.85%	3.73%	3.87%	4.40%

Current 30-day SEC yield[2,3]
(with expense limitation)	N/A	4.61	4.03	4.04	N/A	4.39	4.54	5.05

Current 30-day SEC yield[3]
(without expense limitation)	N/A	4.48	3.90	3.90	N/A	4.27	4.40	4.91

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the periods, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Total annual fund operating expenses	1.10	1.85	1.85	1.35	1.35	0.85

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.15	$ 8.96	$ 8.96	$ 6.42	$ 6.42	$ 3.88

Ending value (after expenses)	$1,035.00	$1,031.20	$1,030.00	$1,033.50	$1,033.60	$1,036.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.11	$ 8.90	$ 8.90	$ 6.38	$ 6.38	$ 3.85

Ending value (after expenses)	$1,020.00	$1,016.24	$1,016.24	$1,018.75	$1,018.75	$1,021.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Average annualized expense ratio for Lipper peer group†	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam American Government Income Fund	196%*	233%*	384%*	430%*	551%†

Lipper General U.S. Government Funds category average	250%	274%	304%	280%	407%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Daniel Choquette and Michael Salm are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/06.

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$189,000	$ 91,000,000

Putnam employees	$895,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust.

Michael Salm is also a Portfolio Member of Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2007, Portfolio Member Michael Salm joined your fund’s management team. In addition, Portfolio Leader Kevin Cronin left your fund’s management team, although he continues in his executive oversight role at Putnam, and Portfolio Member Rob Bloemker became Portfolio Leader.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield The annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 78th percentile in management fees and in the 59th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

54th	69th	69th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 165, 146 and 124 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 2%, 40%, and 55%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 2nd out of 165, 50th out of 127, and 44th out of 80 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 13, 2007

The fund’s portfolio 9/30/07

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.5%)*

Principal amount		Value

U.S. Government Guaranteed
Mortgage Obligations (8.0%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
December 15, 2031 to
August 20, 2037	$52,277,356	$53,439,940
6s, with due dates from October 15,
2023 to January 15, 2029	125,295	128,132
		53,568,072

U.S. Government Agency
Mortgage Obligations (12.5%)
Federal Home Loan Mortgage
Corporation Pass-Through Certificates
7 1/2s, October 1, 2029	1,930,676	2,063,543
6s, September 1, 2021	77,030	78,044
5 1/2s, with due dates from
July 1, 2019 to August 1, 2019	763,302	763,362
4 1/2s, with due dates from
January 1, 2037 to June 1, 2037	3,099,999	2,874,401
Federal National Mortgage
Association Pass-Through Certificates
7s, with due dates from
November 1, 2022 to
January 1, 2036	3,970,103	4,112,945
6 1/2s, with due dates from
September 1, 2036 to
September 1, 2037	11,631,941	11,847,314
6 1/2s, with due dates from
July 1, 2016 to February 1, 2017	224,367	229,841
6 1/2s, TBA, October 1, 2037	200,000	203,625
6s, with due dates from
August 1, 2022 to August 1, 2037	4,084,126	4,138,967
6s, with due dates from
November 1, 2008 to April 1, 2022	9,002,462	9,125,923
5 1/2s, with due dates from
November 1, 2036 to
August 1, 2037	8,723,337	8,554,757
5 1/2s, with due dates from
December 1, 2011 to
February 1, 2021	2,220,370	2,220,230
5s, with due dates from
October 1, 2035 to June 1, 2037	12,885,712	12,313,313
5s, March 1, 2021	97,328	95,503
5s, TBA, October 1, 2037	15,600,000	14,888,250
4 1/2s, with due dates from
September 1, 2035 to
August 1, 2037	3,799,997	3,527,441
4 1/2s, with due dates from
August 1, 2020 to June 1, 2021	5,400,299	5,222,750
4s, with due dates from
May 1, 2019 to September 1, 2020	856,292	807,317
		83,067,526

Total U.S. government and agency
mortgage obligations (cost $136,547,735)		$136,635,598

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.8%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$13,700,000	$13,622,749
Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,584,091
6 3/4s, March 15, 2031	1,500,000	1,795,887
6 5/8s, September 15, 2009	29,420,000	30,638,070
3 3/8s, April 15, 2009	4,300,000	4,234,183

Total U.S. government agency obligations
(cost $59,237,276)		$58,874,980

U.S. TREASURY OBLIGATIONS (25.1%)*

	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$21,731,555
7 1/2s, November 15, 2016	10,948,000	13,304,386
6 1/4s, May 15, 2030	10,723,000	12,753,668
6s, February 15, 2026	47,270,000	53,555,435
U.S. Treasury Notes
4 1/4s, August 15, 2013	36,441,000	36,401,141
4s, February 15, 2015	14,300,000	13,913,454
3 3/8s, February 15, 2008	15,600,000	15,558,563

Total U.S. treasury obligations (cost $160,202,612)		$167,218,202

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)*

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$300,000	$299,675
Ser. 04-3, Class A5, 5.494s, 2039	180,000	180,929
Ser. 06-5, Class A4, 5.414s, 2047	352,000	346,962
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, Interest Only
(IO), 0.358s, 2034	5,155,538	13,922
Ser. 05-E, Class 2, IO, 0.306s, 2035	13,831,646	68,732
IFB Ser. 06-2, Class A4, IO,
0.269s, 2046	925,845	11,529
Commercial Mortgage Pass-Through
Certificates Ser. 06-C7,
Class A4, 5.962s, 2046	292,000	300,030
Countrywide Alternative Loan Trust
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	6,513,477	42,745
Ser. 06-OA10, Class XBI, IO,
2.35s, 2046	5,225,570	174,730
IFB Ser. 07-23CB, Class A4, IO,
1.369s, 2037	11,843,383	532,027
Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039	277,000	281,525
Fannie Mae
IFB Ser. 07-75, Class JS,
11.31s, 2037	975,822	1,169,615
IFB Ser. 06-70, Class SM,
11.209s, 2036	125,219	145,270
Ser. 03-W6, Class PT1,
9.987s, 2042	2,207,131	2,425,408

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-75, Class CS,
9.581s, 2037	$584,951	$699,344
IFB Ser. 06-62, Class PS,
9.113s, 2036	800,857	925,691
IFB Ser. 07-60, Class SB,
8.813s, 2037	298,802	326,299
IFB Ser. 06-76, Class QB,
8.813s, 2036	968,850	1,115,869
IFB Ser. 06-79, Class PS,
8.813s, 2036	298,814	352,379
IFB Ser. 06-63, Class SP,
8.513s, 2036	1,055,177	1,198,599
IFB Ser. 06-49, Class SE,
8.475s, 2036	940,010	1,032,817
IFB Ser. 07-W7, Class 1A4,
8.393s, 2037	551,142	588,874
IFB Ser. 06-60, Class AK,
8.275s, 2036	451,387	492,729
IFB Ser. 06-60, Class TK,
8.075s, 2036	271,891	293,998
IFB Ser. 06-104, Class GS,
8.024s, 2036	432,422	477,915
IFB Ser. 06-104, Class ES,
7.794s, 2036	496,409	548,432
IFB Ser. 07-1, Class NK,
7.528s, 2037	1,446,833	1,604,001
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,277,455	1,354,359
Ser. 02-T19, Class A3, 7 1/2s, 2042	18,743	19,747
Ser. 02-T12, Class A3, 7 1/2s, 2042	19,484	20,495
Ser. 02-14, Class A2, 7 1/2s, 2042	137,735	142,191
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,692,278	1,775,484
Ser. 02-T4, Class A3, 7 1/2s, 2041	658,802	694,746
Ser. 01-T12, Class A2, 7 1/2s, 2041	900,935	949,384
Ser. 01-T3, Class A1, 7 1/2s, 2040	42,997	44,993
Ser. 99-T2, Class A1, 7 1/2s, 2039	93,888	99,624
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	913,615	959,400
Ser. 02-T1, Class A3, 7 1/2s, 2031	792,442	833,442
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,196,952	1,255,505
Ser. 01-T5, Class A3, 7 1/2s, 2030	21,165	22,172
Ser. 01-T4, Class A1, 7 1/2s, 2028	83,688	89,064
IFB Ser. 07-81, Class SC,
7.013s, 2037	546,924	571,983
Ser. 02-26, Class A1, 7s, 2048	1,308,345	1,361,363
Ser. 04-W12, Class 1A3, 7s, 2044	703,218	736,101
Ser. 04-T3, Class 1A3, 7s, 2044	1,486,845	1,554,935
Ser. 04-T2, Class 1A3, 7s, 2043	510,208	533,672
Ser. 03-W8, Class 2A, 7s, 2042	5,015,890	5,230,547
Ser. 03-W3, Class 1A2, 7s, 2042	491,041	511,481
Ser. 02-T16, Class A2, 7s, 2042	3,423,008	3,564,656
Ser. 02-T19, Class A2, 7s, 2042	2,137,516	2,227,578
Ser. 02-14, Class A1, 7s, 2042	1,442,092	1,498,625
Ser. 01-T10, Class A1, 7s, 2041	941,240	975,966
Ser. 02-T4, Class A2, 7s, 2041	2,425,458	2,515,357
Ser. 01-W3, Class A, 7s, 2041	388,510	405,391
Ser. 04-W1, Class 2A2, 7s, 2033	3,458,046	3,619,552
IFB Ser. 06-104, Class CS,
6.609s, 2036	606,743	623,676

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Fannie Mae
Ser. 381, Class 14, IO, 6 1/2s, 2037	$190,275	$47,896
Ser. 381, Class 15, IO, 6 1/2s, 2037	96,567	24,594
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,232,740	328,629
IFB Ser. 07-30, Class FS,
6.062s, 2037	1,416,164	1,441,276
IFB Ser. 06-115, Class ES,
6.035s, 2036	474,227	503,785
Ser. 07-103, Class HB, 6s, 2037 ##	11,137,000	11,137,000
IFB Ser. 05-74, Class CP,
5.935s, 2035	1,238,839	1,293,247
IFB Ser. 05-74, Class CS,
5.909s, 2035	1,412,261	1,444,422
IFB Ser. 06-27, Class SP,
5.752s, 2036	876,000	916,292
IFB Ser. 06-8, Class HP,
5.752s, 2036	981,425	1,015,135
IFB Ser. 06-8, Class WK,
5.752s, 2036	1,551,783	1,593,897
IFB Ser. 05-106, Class US,
5.752s, 2035	1,487,576	1,550,629
IFB Ser. 05-99, Class SA,
5.752s, 2035	735,943	754,459
IFB Ser. 05-115, Class NQ,
5.695s, 2036	344,704	345,332
IFB Ser. 05-74, Class DM,
5.569s, 2035	1,443,862	1,479,427
IFB Ser. 05-114, Class SP,
5.469s, 2036	424,057	416,744
FRB Ser. 07-95, Class A1,
5.381s, 2036	16,994,229	16,989,131
FRB Ser. 07-95, Class A2,
5.381s, 2036	39,716,000	39,406,215
FRB Ser. 07-95, Class A3,
5.381s, 2036	11,005,000	10,540,589
FRB Ser. 07-101, Class A2,
5.381s, 2036	9,775,000	9,712,440
IFB Ser. 06-60, Class CS,
5.275s, 2036	474,061	456,105
IFB Ser. 05-95, Class CP,
4.648s, 2035	112,771	113,419
IFB Ser. 05-106, Class JC,
4.213s, 2035	678,940	631,493
IFB Ser. 05-83, Class QP,
4.053s, 2034	501,529	473,693
IFB Ser. 05-72, Class SB,
4.047s, 2035	524,683	504,658
IFB Ser. 05-57, Class MN,
3.79s, 2035	1,006,985	990,947
IFB Ser. 07-W6, Class 6A2, IO,
2.669s, 2037	859,287	68,573
IFB Ser. 03-66, Class SA, IO,
2.519s, 2033	1,234,812	105,207
IFB Ser. 07-W6, Class 5A2, IO,
2.159s, 2037	1,136,577	85,488
IFB Ser. 07-W4, Class 4A2, IO,
2.149s, 2037	4,129,818	292,815
IFB Ser. 07-W2, Class 3A2, IO,
2.149s, 2037	1,560,342	110,890

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 05-113, Class DI, IO,
2.099s, 2036	$43,634,511	$3,268,559
IFB Ser. 06-60, Class SI, IO,
2.019s, 2036	1,513,173	129,925
IFB Ser. 03-122, Class SA, IO,
1.969s, 2028	2,361,947	134,902
IFB Ser. 05-65, Class KI, IO,
1.869s, 2035	21,866,462	1,430,590
IFB Ser. 07-54, Class CI, IO,
1.629s, 2037	989,397	73,850
IFB Ser. 07-39, Class PI, IO,
1.629s, 2037	977,118	65,507
IFB Ser. 07-30, Class WI, IO,
1.629s, 2037	5,059,359	321,497
IFB Ser. 07-W4, Class 3A2, IO,
1.619s, 2037	4,055,737	240,114
IFB Ser. 07-28, Class SE, IO,
1.619s, 2037	987,866	69,291
IFB Ser. 07-W2, Class 2A2, IO,
1.619s, 2037	2,136,943	134,124
IFB Ser. 06-128, Class SH, IO,
1.619s, 2037	1,158,662	68,186
IFB Ser. 06-56, Class SM, IO,
1.619s, 2036	1,247,026	82,496
IFB Ser. 06-12, Class SD, IO,
1.619s, 2035	4,664,601	346,771
IFB Ser. 05-90, Class SP, IO,
1.619s, 2035	2,292,013	145,174
IFB Ser. 07-W5, Class 2A2, IO,
1.609s, 2037	500,478	20,019
IFB Ser. 07-30, Class IE, IO,
1.609s, 2037	2,442,495	204,961
IFB Ser. 06-123, Class CI, IO,
1.609s, 2037	2,269,001	164,012
IFB Ser. 06-123, Class UI, IO,
1.609s, 2037	990,341	69,246
IFB Ser. 05-82, Class SY, IO,
1.599s, 2035	5,733,509	344,516
IFB Ser. 07-15, Class BI, IO,
1.569s, 2037	1,669,522	115,050
IFB Ser. 06-23, Class SC, IO,
1.569s, 2036	1,409,883	97,831
IFB Ser. 06-16, Class SM, IO,
1.569s, 2036	905,988	62,540
IFB Ser. 05-95, Class CI, IO,
1.569s, 2035	1,574,841	114,636
IFB Ser. 05-84, Class SG, IO,
1.569s, 2035	2,622,629	193,746
IFB Ser. 05-104, Class NI, IO,
1.569s, 2035	1,822,129	127,990
IFB Ser. 05-104, Class SI, IO,
1.569s, 2033	1,879,056	119,286
IFB Ser. 05-83, Class QI, IO,
1.559s, 2035	422,744	33,904
IFB Ser. 06-128, Class GS, IO,
1.549s, 2037	1,132,211	82,409
IFB Ser. 05-83, Class SL, IO,
1.539s, 2035	4,659,615	293,772

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-63, Class SB, IO,
1.519s, 2037	$6,634,614	$388,287
IFB Ser. 06-114, Class IS, IO,
1.519s, 2036	1,211,359	74,175
IFB Ser. 06-115, Class IE, IO,
1.509s, 2036	863,602	61,350
IFB Ser. 06-117, Class SA, IO,
1.509s, 2036	1,312,297	82,988
IFB Ser. 06-121, Class SD, IO,
1.509s, 2036	895,364	62,655
IFB Ser. 06-109, Class SG, IO,
1.499s, 2036	727,606	47,094
IFB Ser. 06-109, Class SH, IO,
1.489s, 2036	1,110,940	85,653
IFB Ser. 07-W6, Class 4A2, IO,
1.469s, 2037	4,417,060	263,466
IFB Ser. 06-128, Class SC, IO,
1.469s, 2037	2,188,912	132,528
IFB Ser. 06-44, Class IS, IO,
1.469s, 2036	123,489	7,496
IFB Ser. 06-45, Class SM, IO,
1.469s, 2036	1,968,032	111,238
IFB Ser. 06-8, Class JH, IO,
1.469s, 2036	4,194,937	301,159
IFB Ser. 05-122, Class SG, IO,
1.469s, 2035	911,786	62,204
IFB Ser. 05-95, Class OI, IO,
1.459s, 2035	235,691	19,448
IFB Ser. 06-92, Class LI, IO,
1.449s, 2036	1,279,948	76,541
IFB Ser. 06-96, Class ES, IO,
1.449s, 2036	579,510	36,724
IFB Ser. 06-85, Class TS, IO,
1.429s, 2036	1,759,827	105,203
IFB Ser. 06-61, Class SE, IO,
1.419s, 2036	368,827	21,389
IFB Ser. 07-76, Class SA, IO,
1.409s, 2037	1,343,509	70,826
IFB Ser. 07-W7, Class 2A2, IO,
1.399s, 2037	3,609,205	209,620
IFB Ser. 03-124, Class ST, IO,
1.369s, 2034	839,954	44,005
IFB Ser. 06-70, Class WI, IO,
1.319s, 2036	921,710	39,461
IFB Ser. 07-30, Class JS, IO,
1.309s, 2037	2,319,645	141,168
IFB Ser. 07-30, Class LI, IO,
1.309s, 2037	1,516,634	96,613
IFB Ser. 07-W2, Class 1A2, IO,
1.299s, 2037	5,744,038	323,773
IFB Ser. 07-W4, Class 2A2, IO,
1.289s, 2037	4,655,405	243,420
IFB Ser. 07-54, Class IA, IO,
1.279s, 2037	1,128,045	70,736
IFB Ser. 07-54, Class IB, IO,
1.279s, 2037	1,128,045	70,736
IFB Ser. 07-54, Class IC, IO,
1.279s, 2037	1,128,045	70,736

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-54, Class ID, IO,
1.279s, 2037	$1,128,045	$70,736
IFB Ser. 07-54, Class IE, IO,
1.279s, 2037	1,128,045	70,736
IFB Ser. 07-54, Class IF, IO,
1.279s, 2037	1,679,491	105,315
IFB Ser. 07-54, Class UI, IO,
1.279s, 2037	1,432,121	96,162
IFB Ser. 07-15, Class CI, IO,
1.249s, 2037	4,183,765	256,267
IFB Ser. 06-123, Class BI, IO,
1.249s, 2037	5,524,924	328,254
IFB Ser. 06-115, Class JI, IO,
1.249s, 2036	3,052,957	186,891
IFB Ser. 06-123, Class LI, IO,
1.189s, 2037	2,047,635	117,755
IFB Ser. 07-39, Class AI, IO,
0.989s, 2037	2,270,516	118,172
IFB Ser. 07-32, Class SD, IO,
0.979s, 2037	1,348,182	67,601
IFB Ser. 07-30, Class UI, IO,
0.969s, 2037	1,108,209	58,763
IFB Ser. 07-32, Class SC, IO,
0.969s, 2037	1,796,302	88,840
IFB Ser. 07-1, Class CI, IO,
0.969s, 2037	1,304,550	66,843
IFB Ser. 05-74, Class SE, IO,
0.969s, 2035	6,808,245	295,682
IFB Ser. 05-82, Class SI, IO,
0.969s, 2035	5,482,848	219,656
IFB Ser. 07-W4, Class 1A2, IO,
0.959s, 2037	17,747,879	790,588
IFB Ser. 07-W5, Class 1A2, IO,
0.949s, 2037	2,521,950	75,658
IFB Ser. 05-74, Class NI, IO,
0.949s, 2035	6,979,594	370,991
IFB Ser. 07-4, Class PS, IO,
0.924s, 2037	5,599,629	258,983
Ser. 03-W10, Class 3A, IO,
0.85s, 2043	26,613,265	442,433
Ser. 03-W10, Class 1A, IO,
0.831s, 2043	22,086,278	314,663
IFB Ser. 07-75, Class ID, IO,
0.739s, 2037	1,215,508	58,591
Ser. 01-T12, Class IO, 0.565s, 2041	2,832,335	34,927
Ser. 03-W2, Class 1, IO,
0.47s, 2042	1,177,270	13,499
Ser. 01-50, Class B1, IO,
0.459s, 2041	4,938,538	44,870
Ser. 02-T4, IO, 0.453s, 2041	14,688,747	140,698
Ser. 02-T1, Class IO, IO,
0.427s, 2031	2,989,498	24,002
Ser. 03-W6, Class 3, IO,
0.367s, 2042	1,902,598	19,161
Ser. 01-79, Class BI, IO,
0.341s, 2045	4,586,443	35,764
Ser. 372, Class 1, Principal Only
(PO), zero %, 2036	9,705,892	7,278,996

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Fannie Mae
Ser. 06-56, Class XF, zero %, 2036	$79,893	$83,188
Ser. 04-38, Class AO, PO,
zero %, 2034	1,415,653	1,001,574
Ser. 04-61, Class CO, PO,
zero %, 2031	1,600,782	1,288,618
Ser. 07-31, Class TS, IO,
zero %, 2009	3,656,265	33,264
Ser. 07-15, Class IM, IO,
zero %, 2009	1,430,069	15,878
Ser. 07-16, Class TS, IO,
zero %, 2009	5,867,547	56,322
FRB Ser. 06-115, Class SN,
zero %, 2036	641,763	692,202
FRB Ser. 06-104, Class EK,
zero %, 2036	252,145	253,039
FRB Ser. 05-79, Class FE,
zero %, 2035	308,818	326,692
FRB Ser. 05-45, Class FG,
zero %, 2035	358,331	343,462
FRB Ser. 05-81, Class DF,
zero %, 2033	115,361	122,463
FRB Ser. 06-1, Class HF,
zero %, 2032	187,543	184,649
IFB Ser. 06-75, Class FY,
zero %, 2036	264,649	273,912
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	353,365	373,255
Ser. T-42, Class A5, 7 1/2s, 2042	238,778	250,908
Ser. T-60, Class 1A2, 7s, 2044	867,260	907,115
Ser. T-59, Class 1A2, 7s, 2043	1,988,815	2,072,216
Ser. T-55, Class 1A2, 7s, 2043	1,202,610	1,249,114
Freddie Mac
FRB Ser. 3030, Class CF,
22.306s, 2035	406,883	387,630
IFB Ser. 3339, Class JS, 5.444s, 2037	516,902	584,892
IFB Ser. 3339, Class WS,
5.092s, 2037	565,257	670,835
IFB Ser. 3202, Class PS,
4.725s, 2036	796,852	893,132
IFB Ser. 3153, Class SX,
4.488s, 2036	2,096,672	2,287,070
IFB Ser. 3349, Class SA,
4.485s, 2037	1,815,120	1,987,084
IFB Ser. 3331, Class SE,
4.485s, 2037	457,559	492,725
IFB Ser. 3149, Class SU,
3.843s, 2036	437,897	422,404
IFB Ser. 3114, Class GK,
3.39s, 2036	381,890	390,401
IFB Ser. 3081, Class DC,
3.274s, 2035	584,968	600,304
IFB Ser. 2979, Class AS,
3.181s, 2034	265,149	266,544
IFB Ser. 3153, Class UT,
2.924s, 2036	1,238,631	1,207,638
IFB Ser. 3065, Class DC,
2.603s, 2035	927,273	877,448

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3031, Class BS,
2.344s, 2035	$1,275,600	$1,195,646
IFB Ser. 3184, Class SP, IO,
1.598s, 2033	1,565,663	116,016
IFB Ser. 3203, Class SH, IO,
1.388s, 2036	889,391	79,441
IFB Ser. 2755, Class SG, IO,
1.348s, 2031	1,713,324	101,600
IFB Ser. 2594, Class SE, IO,
1.298s, 2030	1,566,119	87,467
IFB Ser. 2828, Class TI, IO,
1.298s, 2030	837,427	57,589
IFB Ser. 3360, Class SC,
1.285s, 2037	746,629	700,898
IFB Ser. 3012, Class GP,
1.128s, 2035	635,099	620,394
IFB Ser. 3297, Class BI, IO,
1.008s, 2037	3,630,636	266,977
IFB Ser. 3284, Class IV, IO,
0.998s, 2037	857,650	67,066
IFB Ser. 3287, Class SD, IO,
0.998s, 2037	1,458,719	95,091
IFB Ser. 3281, Class BI, IO,
0.998s, 2037	709,321	49,401
IFB Ser. 3028, Class ES, IO,
0.998s, 2035	4,349,649	315,531
IFB Ser. 3042, Class SP, IO,
0.998s, 2035	970,535	66,158
IFB Ser. 3045, Class DI, IO,
0.978s, 2035	8,965,585	549,176
IFB Ser. 3136, Class NS, IO,
0.948s, 2036	422,818	26,616
IFB Ser. 3054, Class CS, IO,
0.948s, 2035	918,954	47,776
IFB Ser. 3107, Class DC, IO,
0.948s, 2035	2,239,825	167,626
IFB Ser. 3066, Class SI, IO,
0.948s, 2035	5,994,709	434,858
IFB Ser. 2950, Class SM, IO,
0.948s, 2016	562,909	34,387
IFB Ser. 3256, Class S, IO,
0.938s, 2036	1,735,415	126,512
IFB Ser. 3031, Class BI, IO,
0.937s, 2035	852,272	67,534
IFB Ser. 3244, Class SB, IO,
0.908s, 2036	1,017,397	68,046
IFB Ser. 3244, Class SG, IO,
0.908s, 2036	1,171,296	80,497
IFB Ser. 3326, Class GS, IO,
0.898s, 2037	5,656,094	326,716
IFB Ser. 3236, Class IS, IO,
0.898s, 2036	1,902,674	122,755
IFB Ser. 3147, Class SH, IO,
0.898s, 2036	3,637,376	258,544
IFB Ser. 3114, Class TS, IO,
0.898s, 2030	6,131,106	343,206
IFB Ser. 3128, Class JI, IO,
0.878s, 2036	207,351	14,483

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3240, Class S, IO,
0.868s, 2036	$3,532,980	$236,392
IFB Ser. 3153, Class JI, IO,
0.868s, 2036	1,891,992	110,591
IFB Ser. 3065, Class DI, IO,
0.868s, 2035	650,801	51,281
IFB Ser. 3145, Class GI, IO,
0.848s, 2036	169,270	12,437
IFB Ser. 3114, Class GI, IO,
0.848s, 2036	912,592	72,613
IFB Ser. 3218, Class AS, IO,
0.828s, 2036	1,360,205	82,332
IFB Ser. 3221, Class SI, IO,
0.828s, 2036	1,550,393	96,600
IFB Ser. 3202, Class PI, IO,
0.788s, 2036	4,199,229	263,119
IFB Ser. 3201, Class SG, IO,
0.748s, 2036	1,953,881	121,179
IFB Ser. 3203, Class SE, IO,
0.748s, 2036	1,739,205	106,305
IFB Ser. 3171, Class PS, IO,
0.733s, 2036	1,697,868	106,580
IFB Ser. 3152, Class SY, IO,
0.728s, 2036	889,841	60,964
IFB Ser. 3284, Class BI, IO,
0.698s, 2037	1,153,227	67,367
IFB Ser. 3284, Class LI, IO,
0.688s, 2037	2,142,692	133,418
IFB Ser. 3281, Class AI, IO,
0.678s, 2037	4,216,761	263,210
IFB Ser. 3012, Class UI, IO,
0.668s, 2035	1,561,563	91,422
IFB Ser. 3311, Class IA, IO,
0.658s, 2037	1,591,777	102,819
IFB Ser. 3311, Class IB, IO,
0.658s, 2037	1,591,777	102,819
IFB Ser. 3311, Class IC, IO,
0.658s, 2037	1,591,777	102,819
IFB Ser. 3311, Class ID, IO,
0.658s, 2037	1,591,777	102,819
IFB Ser. 3311, Class IE, IO,
0.658s, 2037	2,340,332	151,171
IFB Ser. 3274, Class JS, IO,
0.658s, 2037	3,676,838	203,402
IFB Ser. 3240, Class GS, IO,
0.628s, 2036	2,143,610	129,571
IFB Ser. 3339, Class TI, IO,
0.388s, 2037	1,918,118	104,444
IFB Ser. 3288, Class SJ, IO,
0.378s, 2037	1,994,941	92,256
IFB Ser. 3284, Class CI, IO,
0.368s, 2037	3,180,099	166,398
IFB Ser. 3291, Class SA, IO,
0.358s, 2037	833,718	36,686
IFB Ser. 3016, Class SQ, IO,
0.358s, 2035	1,778,657	68,734
IFB Ser. 3284, Class WI, IO,
0.348s, 2037	5,278,797	267,719

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3286, Class SA, IO,
0.348s, 2037	$2,426,487	$103,126
IFB Ser. 3012, Class IG, IO,
0.328s, 2035	5,758,956	294,543
IFB Ser. 3235, Class SA, IO,
0.198s, 2036	907,026	36,773
Ser. 246, PO, zero %, 2037	7,067,833	5,317,900
Ser. 3300, PO, zero %, 2037	909,105	695,465
Ser. 242, PO, zero %, 2036	12,955,223	9,757,421
Ser. 236, PO, zero %, 2036	1,095,905	825,579
FRB Ser. 3349, Class DO,
zero %, 2037	287,996	279,652
FRB Ser. 3327, Class YF,
zero %, 2037	541,332	558,112
FRB Ser. 3326, Class XF,
zero %, 2037	691,787	682,919
FRB Ser. 3326, Class YF,
zero %, 2037	1,822,605	2,030,373
FRB Ser. 3263, Class TA,
zero %, 2037	164,355	194,816
FRB Ser. 3239, Class BF,
zero %, 2036	656,061	742,579
FRB Ser. 3231, Class XB,
zero %, 2036	427,059	435,346
FRB Ser. 3174, Class SF,
zero %, 2036	266,294	283,849
FRB Ser. 3149, Class XF,
zero %, 2036	261,441	272,459
FRB Ser. 3231, Class X,
zero %, 2036	280,581	300,923
FRB Ser. 3122, Class GF,
zero %, 2036	448,832	458,471
FRB Ser. 3117, Class AF,
zero %, 2036	104,400	120,474
FRB Ser. 3326, Class WF,
zero %, 2035	1,489,700	1,461,601
FRB Ser. 3036, Class AS,
zero %, 2035	92,105	95,680
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
8.445s, 2037	1,110,294	1,497,646
IFB Ser. 07-44, Class SP,
7.741s, 2036	529,401	611,632
Ser. 07-26, Class IM, IO,
7 1/2s, 2037	311,842	73,166
IFB Ser. 07-51, Class SP,
6.503s, 2037	335,881	362,531
Ser. 07-58, Class PS, IO,
6s, 2037 ##	146,000	10,190
Ser. 07-58, Class SA, IO,
6s, 2037 ##	284,000	14,425
Ser. 07-59, Class PS, IO,
6s, 2037 ##	964,000	61,154
Ser. 07-59, Class SD, IO,
6s, 2037 ##	6,500,000	320,938
Ser. 07-59, Class SP, IO,
6s, 2037 ##	3,266,000	208,208

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Government National
Mortgage Association
Ser. 07-57, Class QA, 6s, 2037 ##	$3,053,000	$153,604
IFB Ser. 07-38, Class AS,
5.66s, 2037	1,275,979	1,504,142
IFB Ser. 05-84, Class SB,
3.259s, 2035	467,640	438,923
IFB Ser. 05-68, Class DP,
2.572s, 2035	3,513,212	3,359,774
IFB Ser. 05-7, Class NP,
2.064s, 2033	330,314	317,117
IFB Ser. 06-62, Class SI, IO,
1.884s, 2036	1,390,107	106,157
IFB Ser. 07-1, Class SL, IO,
1.864s, 2037	690,398	54,517
IFB Ser. 07-1, Class SM, IO,
1.854s, 2037	690,398	54,300
IFB Ser. 05-84, Class SL,
1.658s, 2035	2,426,337	2,266,470
IFB Ser. 05-66, Class SP,
1.658s, 2035	2,786,575	2,595,943
IFB Ser. 07-53, Class ES, IO,
1.4s, 2037	1,407,000	62,326
IFB Ser. 07-26, Class SG, IO,
1.354s, 2037	1,934,606	137,785
IFB Ser. 07-9, Class BI, IO,
1.324s, 2037	4,466,348	278,712
IFB Ser. 07-25, Class SA, IO,
1.304s, 2037	1,510,880	87,867
IFB Ser. 07-25, Class SB, IO,
1.304s, 2037	2,953,040	171,737
IFB Ser. 07-26, Class LS, IO,
1.304s, 2037	4,021,985	280,203
IFB Ser. 07-26, Class SA, IO,
1.304s, 2037	4,222,096	255,652
IFB Ser. 07-22, Class S, IO,
1.304s, 2037	1,067,193	81,763
IFB Ser. 07-11, Class SA, IO,
1.304s, 2037	1,124,168	77,602
IFB Ser. 07-14, Class SB, IO,
1.304s, 2037	1,068,344	73,487
IFB Ser. 06-69, Class SA, IO,
1.304s, 2036	957,987	58,374
IFB Ser. 07-51, Class SJ, IO,
1.254s, 2037	1,239,711	98,099
IFB Ser. 06-38, Class SG, IO,
1.154s, 2033	4,228,267	201,515
IFB Ser. 07-51, Class SG, IO,
1.084s, 2037	2,349,172	127,850
IFB Ser. 07-26, Class SD, IO,
1.048s, 2037	2,095,088	143,316
IFB Ser. 07-26, Class SL, IO,
1.048s, 2037	226,029	13,566
IFB Ser. 07-26, Class SM, IO,
1.048s, 2037	4,747,440	302,678
IFB Ser. 07-26, Class SN, IO,
1.048s, 2037	91,677	5,979
IFB Ser. 07-9, Class DI, IO,
1.014s, 2037	2,262,468	121,560

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Government National
Mortgage Association
IFB Ser. 07-48, Class SB, IO,
0.898s, 2037	$2,086,069	$115,070
IFB Ser. 05-65, Class SI, IO,
0.854s, 2035	7,628,696	403,349
IFB Ser. 06-7, Class SB, IO,
0.824s, 2036	6,778,861	325,330
IFB Ser. 05-68, Class KI, IO,
0.804s, 2035	25,330,119	1,616,375
IFB Ser. 07-53, Class SG, IO,
0.797s, 2037	876,000	46,683
IFB Ser. 06-14, Class S, IO,
0.754s, 2036	1,660,442	79,743
IFB Ser. 07-9, Class AI, IO,
0.748s, 2037	1,716,768	103,398
IFB Ser. 06-11, Class ST, IO,
0.744s, 2036	1,042,389	49,386
IFB Ser. 07-36, Class SY, IO,
0.718s, 2037	1,494,286	84,019
IFB Ser. 07-27, Class SD, IO,
0.704s, 2037	1,197,495	52,448
IFB Ser. 07-19, Class SJ, IO,
0.704s, 2037	1,824,952	81,077
IFB Ser. 07-23, Class ST, IO,
0.704s, 2037	2,483,118	100,839
IFB Ser. 07-8, Class SA, IO,
0.704s, 2037	2,208,413	110,421
IFB Ser. 07-9, Class CI, IO,
0.704s, 2037	2,944,923	128,689
IFB Ser. 07-7, Class EI, IO,
0.704s, 2037	1,047,925	46,093
IFB Ser. 07-1, Class S, IO,
0.704s, 2037	2,370,163	106,232
IFB Ser. 07-3, Class SA, IO,
0.704s, 2037	2,258,967	100,469
IFB Ser. 07-53, Class SC, IO,
0.703s, 2037	1,618,000	68,750
IFB Ser. 07-21, Class S, IO,
0.448s, 2037	2,242,424	110,147
IFB Ser. 07-43, Class SC, IO,
0.348s, 2037	1,625,848	73,349
FRB Ser. 07-49, Class UF,
zero %, 2037	206,578	203,221
FRB Ser. 07-35, Class UF,
zero %, 2037	221,395	237,865
Greenwich Capital Commercial
Funding Corp. Ser. 07-GG9,
Class A4, 5.444s, 2039	314,000	310,027
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	230,000	232,713
Ser. 06-GG8, Class A4, 5.56s, 2039	379,000	378,795
Ser. 04-GG2, Class A6,
5.396s, 2038	1,886,000	1,883,831

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1,
4.838s, 2035	$421,147	$415,570
IFB Ser. 06-4F, Class 4A2, IO,
2.019s, 2036	950,737	48,180
IFB Ser. 06-7F, Class 5A2, IO,
1.969s, 2036	1,123,332	50,444
JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 07-CB19, Class AM,
5.937s, 2049	158,000	156,766
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	892,000	903,846
FRB Ser. 07-LD12, Class A3,
5.99, 2051	1,395,000	1,415,060
FRB Ser. 07-LD11, Class AM,
5.819s, 2049	258,000	256,953
Ser. 06-CB16, Class A4,
5.552s, 2045	395,000	392,346
Ser. 06-CB14, Class A4,
5.481s, 2044	825,000	819,200
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	262,000	252,788
Ser. 07-LDPX, Class A3,
5.42s, 2049	2,044,000	2,001,853
LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	456,000	463,980
Ser. 07-C6, Class A2, 5.845s, 2012	435,000	445,179
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	730,905
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3,
9.293s, 2037	853,196	934,487
IFB Ser. 07-5, Class 8A2, IO,
2.589s, 2036	1,426,038	88,985
IFB Ser. 06-9, Class 3A2, IO,
2.099s, 2037	1,167,300	80,342
IFB Ser. 07-4, Class 3A2, IO,
2.069s, 2037	1,302,913	77,971
IFB Ser. 06-5, Class 2A2, IO,
2.019s, 2036	2,862,656	155,965
Ser. 07-1, Class 3A2, IO,
2.119s, 2037	1,984,401	148,934
IFB Ser. 07-4, Class 2A2, IO,
1.539s, 2037	5,067,733	292,564
IFB Ser. 06-9, Class 2A2, IO,
1.489s, 2037	2,896,554	177,377
IFB Ser. 06-6, Class 5A2, IO,
1.369s, 2036	1,539,877	44,647
IFB Ser. 06-6, Class 1A2, IO,
1.369s, 2036	1,628,261	72,600
IFB Ser. 06-6, Class 1A3, IO,
1.369s, 2036	2,248,707	114,374
IFB Ser. 07-5, Class 10A2, IO,
1.209s, 2037	2,520,648	100,235
Ser. 06-9, Class 2A3, IO,
1.489s, 2036	4,133,362	253,277
IFB Ser. 06-5, Class 1A3, IO,
0.269s, 2036	769,598	6,748

COLLATERALIZED MORTGAGE OBLIGATIONS (43.1%)* continued

	Principal amount	Value
Lehman Mortgage Trust
IFB Ser. 06-9, Class 1A6, IO,
0.019s, 2037	$2,004,722	$15,888
IFB Ser. 06-7, Class 1A9,
10.133s, 2036	503,225	566,415
IFB Ser. 06-7, Class 2A4, IO,
1.419s, 2036	4,382,116	194,314
IFB Ser. 06-7, Class 2A5, IO,
1.419s, 2036	3,972,682	225,560
IFB Ser. 06-4, Class 1A3, IO,
0.269s, 2036	1,184,815	15,754
IFB Ser. 06-7, Class 1A3, IO,
0.219s, 2036	1,861,113	19,051
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s,
2034 (F)	968,914	14,840
Ser. 05-2, Class 7AX, IO, 0.168s,
2035 (F)	2,477,240	7,359
Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class AM, 6.022s, 2050	87,000	87,501
Morgan Stanley Capital I
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049	122,000	121,306
Ser. 07-HQ11, Class A4,
5.447s, 2044	561,000	556,508
Ser. 05-HQ6, Class A4A,
4.989s, 2042	1,735,000	1,705,748
Ser. 04-HQ4, Class A7,
4.97s, 2040	896,000	873,537
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.353s, 2035	2,129,648	2,117,299
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.419s, 2036	458,272	6,946
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	19,510	18,634
Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 05-18, Class 6A1, 5.242s, 2035	514,157	511,493
Wachovia Bank Commercial Mortgage
Trust Ser. 04-C15, Class A4,
4.803s, 2041	1,338,000	1,287,323
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.3s, 2036	461,993	456,479
Ser. 05-AR2, Class 2A1,
4.545s, 2035	336,867	330,419
Ser. 04-R, Class 2A1, 4.362s, 2034	344,466	337,792
Ser. 05-AR9, Class 1A2,
4.353s, 2035	570,575	558,058
Ser. 05-AR12, Class 2A5,
4.318s, 2035	8,657,000	8,470,333
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	18,649,000	151,676

Total collateralized mortgage obligations
(cost $283,145,908)		$287,273,604

PURCHASED OPTIONS OUTSTANDING (3.4%)*

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed
rate swap of 5.19%
versus the three month
USD-LIBOR-BBA
maturing
December 12, 2017.	Dec-07/5.19	$83,043,000	$1,197,480
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a
fixed rate swap
of 5.19% versus the
three month
USD-LIBOR-BBA
maturing
December 12, 2017.	Dec-07/5.19	83,043,000	1,085,372
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.395%
versus the three month
USD-LIBOR-BBA
maturing on
September 23, 2019.	Sept-09/5.395	71,142,900	2,698,806
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a
fixed rate of 5.395%
versus the three month
USD-LIBOR-BBA
maturing
September 23, 2019.	Sept-09/5.395	71,142,900	2,449,094
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.685%
versus the three month
USD-LIBOR-BBA
maturing on
July 7, 2018.	Jul-08/5.685	48,873,000	2,112,780

PURCHASED OPTIONS OUTSTANDING (3.4%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	$88,937,000	$2,112,254
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.215%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	88,937,000	1,907,699
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	36,396,000	822,550
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	36,396,000	799,620
Option on an interest
rate swap
with Deutschbank for
the right to pay a
fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	23,880,000	788,756

PURCHASED OPTIONS OUTSTANDING (3.4%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with
Deutschbank for
the right to receive
a fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	$23,880,000	$787,801
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	19,481,000	689,238
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate swap of 5.325%
versus the three
month USD-LIBOR-BBA
maturing
April 8, 2019.	Apr-09/5.325	19,481,000	681,835
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.45%
versus the three month
USD-LIBOR-BBA
maturing on
May 28, 2018.	May-08/5.45	19,546,000	609,640
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate swap
of 5.325% versus the
three month
USD-LIBOR-BBA
maturing
April 8, 2019.	Apr-09/5.325	19,481,000	601,573

PURCHASED OPTIONS OUTSTANDING (3.4%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.315%
versus the three
month USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	$19,481,000	$594,950
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.685% versus
the three month
USD-LIBOR-BBA
maturing on
July 7, 2018.	Jul-08/5.685	48,873,000	580,123
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate swap of 5.16%
versus the three
month USD-LIBOR-BBA
maturing
April 28, 2018.	Apr-08/5.16	22,458,000	560,776
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate swap
of 5.16% versus the
three month
USD-LIBOR-BBA
maturing
April 28, 2018.	Apr-08/5.16	22,458,000	425,355
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on
May 28, 2018.	May-08/5.45	19,546,000	313,909

PURCHASED OPTIONS OUTSTANDING (3.4%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	$8,518,000	$208,350
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	8,518,000	200,514
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	8,518,000	184,159
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	8,518,000	177,515

Total purchased options outstanding
(cost $24,473,572)			$22,590,149

ASSET-BACKED SECURITIES (2.7%)*

	Principal amount		Value

Ace Securities Corp. FRB
Ser. 06-HE3, Class A2C, 5.281s,
2036		$54,000	$51,658
Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C, 5.291s,
2036		100,000	97,000
Asset Backed Securities Corp. Home
Equity Loan Trust FRB
Ser. 06-HE2, Class A3, 5.321s,
2036		27,000	26,271

ASSET-BACKED SECURITIES (2.7%)* continued

	Principal amount	Value
Bear Stearns Asset Backed
Securities Trust IFB Ser. 07-AC5,
Class A6, IO, 1.419s, 2037	$4,591,927	$183,677
Citigroup Mortgage Loan
Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 1.519s, 2037	1,805,964	71,336
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.366s, 2046	4,394,767	148,323
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.621s, 2035	6,299,458	219,904
IFB Ser. 05-R2, Class 1AS, IO,
0.241s, 2035	17,270,851	589,610
FHLMC Structured Pass Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 2.969s, 2043	614,849	53,607
Fremont Home Loan Trust FRB
Ser. 06-2, Class 2A3, 5.301s, 2036	167,000	161,990
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.281s, 2036	248,000	236,706
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	478,555	499,530
Ser. 05-RP3, Class 1A3, 8s, 2035	1,346,870	1,398,913
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,230,162	1,263,266
GSMPS Mortgage Loan Trust 144A IFB
Ser. 04-4, Class 1AS, IO, 0.6s, 2034	22,247,364	967,754
Lehman XS Trust
FRB Ser. 07-6, Class 2A1,
5.341s, 2037 (F)	679,710	662,734
IFB Ser. 07-3, Class 4B, IO,
1.559s, 2037	1,908,204	106,805
Long Beach Mortgage Loan Trust FRB
Ser. 06-1, Class 2A3, 5.321s, 2036	76,000	73,720
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-RZ2, Class A2,
5.301s, 2036	2,397,000	2,373,030
FRB Ser. 07-RZ1, Class A2,
5.291s, 2037	83,000	78,410

ASSET-BACKED SECURITIES (2.7%)* continued

Principal amount		Value
Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 5.271s, 2037	$78,000	$75,660
Soundview Home Equity Loan Trust
FRB Ser. 06-3, Class A3, 5.291s, 2036	250,000	241,465
Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 07-8, Class 1A2, 6 1/4s, 2037	4,861,887	4,848,273
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037	31,446,326	993,446
IFB Ser. 07-4, Class 1A3, IO,
1.121s, 2037	31,446,326	1,443,823
Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
0.303s, 2037	4,042,980	130,481
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 5.211s, 2037	1,112,618	1,101,001

Total asset-backed securities
(cost $17,405,603)		$18,098,393

SHORT-TERM INVESTMENTS (2.1%)*

Principal amount/shares		Value

U.S. Treasury Bill for an
effective yield of 3.891%,
March 27, 2008 #	$1,827,000	$1,791,851
Putnam Prime Money
Market Fund (e)	12,403,822	12,403,822

Total short-term investments
(cost $14,195,673)		$14,195,673

TOTAL INVESTMENTS

Total investments (cost $695,208,379)		$704,886,599

   * Percentages indicated are based on net assets of $666,858,808.

  # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2007.

## Forward commitments (Note 1).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

At September 30, 2007, liquid assets totaling $13,017,704 have been designated as collateral for open forward commitments and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at September 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2007.

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	727	$173,534,900	Mar-08	$ 615,973
Euro-Dollar 90 day (Short)	695	166,148,438	Jun-08	(614,653)
Euro-Dollar 90 day (Short)	1,318	315,298,550	Sep-08	(1,250,275)
Euro-Dollar 90 day (Long)	388	92,533,150	Sep-09	150,870
U.S. Treasury Bond 20 yr (Short)	689	76,715,844	Dec-07	(754,421)
U.S. Treasury Note 2 yr (Short)	997	206,425,734	Dec-07	(1,194,577)
U.S. Treasury Note 5 yr (Short)	908	97,184,375	Dec-07	(366,527)
U.S. Treasury Note 10 yr (Long)	2,483	271,345,344	Dec-07	2,046,832

Total				$(1,366,778)

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $18,133,864)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate
of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.	$15,036,000	May-08/5.7	$ 653,465
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed
rate of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.	15,036,000	May-08/5.7	138,181
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.395% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	97,863,000	Aug-08/5.395	2,215,618
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.395% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	97,863,000	Aug-08/5.395	3,018,095
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	44,468,500	May-12/5.51	2,295,464
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	44,468,500	May-12/5.51	1,775,280
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	14,300,000	Mar-08/5.225	276,276
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	14,300,000	Mar-08/5.225	274,846
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.905% versus the three month USD-LIBOR-BBA
maturing December 17, 2017.	88,623,000	Dec-07/5.905	4,838,816
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.35% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	2,442,000	Aug-08/5.35	58,794
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	6,106,000	Aug-08/5.385	186,996
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.905% versus the three month USD-LIBOR-BBA
maturing December 17, 2017.	88,623,000	Dec-07/5.905	80,647
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obli-
gation to pay a fixed rate of 5.35% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	2,442,000	Aug-08/5.35	71,367
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obli-
gation to receive a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	6,106,000	Aug-08/5.385	139,681

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $18,133,864) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to pay a fixed rate of 5.83% versus the three month USD-LIBOR-BBA maturing on
July 16, 2018.	$93,602,000	Jul-08/5.83	$ 4,730,646
Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to receive a fixed rate of 5.83% versus the three month USD-LIBOR-BBA maturing on
July 16, 2018.	93,602,000	Jul-08/5.83	816,209

Total			$21,570,381

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $39,965,187)

	Principal	Settlement
	amount	date	Value

FNMA, 4 1/2s, October 1, 2022	$ 5,400,000	10/16/07	$ 5,205,094
FNMA, 5s, October 1, 2037	28,481,000	10/11/07	27,181,554
FNMA, 5 1/2s, October 1, 2037	7,528,000	10/11/07	7,377,440
FNMA, 6s, October 1, 2037	50,000	10/11/07	50,078
FNMA, 6 1/2s, October 1, 2037	200,000	10/11/07	203,625

Total			$40,017,791

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)
Bank of America, N.A.
$ 386,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	$ (4,879)

48,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(48,579)

31,081,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	46,252

14,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(530,578)

28,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	667,574

90,500,000	8/11/15	4.892%	3 month USD-LIBOR-BBA	1,254,642

280,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(12,682)

Citibank, N.A.
54,440,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(793,856)

180,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(6,076)

191,700,000	4/6/09	3 month USD-LIBOR-BBA	5.264%	4,038,947

Credit Suisse First Boston International
9,804,300	7/9/14	4.945%	3 month USD-LIBOR-BBA	52,287

Credit Suisse International
576,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	1,931

277,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(1,889)

1,683,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	9,140

Goldman Sachs International
380,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(9,561)

33,790,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(214,576)

150,042,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(2,390,919)

34,291,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(438,206)

26,200,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(293,223)

27,767,700	9/19/09	3 month USD-LIBOR-BBA	4.763%	26,430

43,461,000	6/12/17	3 month USD-LIBOR-BBA	5.7175%	2,338,795

154,508,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(2,338,586)

45,949,600	9/21/09	3 month USD-LIBOR-BBA	4.60%	(55,465)

12,792,200	9/21/17	5.149%	3 month USD-LIBOR-BBA	51,867

31,110,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	155,135

3,371,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	17,422

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)
JPMorgan Chase Bank, N.A.
$ 51,060,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	$ (943,064)

36,500,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(1,574,904)

5,404,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(157,034)

36,700,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(595,594)

111,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	1,418,165

12,792,200	9/21/17	5.15%	3 month USD-LIBOR-BBA	50,968

45,949,600	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(44,737)

2,717,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	48,436

149,658,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(2,394,985)

4,092,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(87,363)

1,659,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(13,799)

44,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	39,004

27,600,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	373,075

630,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(2,748)

4,500,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	159,424

39,810,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(2,042,762)

16,000,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	867,736

33,694,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(193,141)

1,402,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(5,691)

25,500,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	279,830

31,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	822,489

45,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	10,996

62,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	239,897

8,814,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	43,465

34,672,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(196,667)

397,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(3,614)

40,939,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	251,097

3,500,000	4/17/09	5.12%	3 month USD-LIBOR-BBA	(64,536)

1,100,000	4/17/17	3 month USD-LIBOR-BBA	5.266%	21,047

Lehman Brothers Special Financing, Inc.
32,069,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(68,392)

27,012,000	2/1/17	3 month USD-LIBOR-BBA	5.085%	(192,889)

15,309,244	8/29/09	5.005%	3 month USD-LIBOR-BBA	(80,252)

29,462,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(156,988)

3,973,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(35,045)

638,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(4,260)

93,261,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(2,806,800)

168,000	8/3/11	3 month USD-LIBOR-BBA	5.445%	3,876

4,007,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(100,931)

4,007,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	101,696

9,968,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	172,081

9,968,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(171,364)

34,500,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(72,511)

952,047	8/29/17	3 month USD-LIBOR-BBA	5.32%	8,399

13,000,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	151,669

45,949,600	9/24/09	3 month USD-LIBOR-BBA	4.695%	31,239

12,792,200	9/24/17	5.285%	3 month USD-LIBOR-BBA	(83,592)

18,511,800	9/19/09	3 month USD-LIBOR-BBA	4.755%	14,794

122,272,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	497,232

7,566,000	9/13/17	5.0275%	3 month USD-LIBOR-BBA	111,052

17,850,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(90,775)

38,390,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(446,048)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)
Morgan Stanley Capital Services, Inc.
$ 194,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	$(803)

Total				$(5,392,275)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $682,804,557)	$692,482,777
Affiliated issuers (identified cost $12,403,822) (Note 5)	12,403,822

Cash	1,436,015

Interest and other receivables	3,718,864

Receivable for shares of the fund sold	351,073

Receivable for securities sold	14,387,225

Receivable for sales of delayed delivery securities (Note 1)	40,026,814

Receivable from Manager (Note 2)	13,075

Unrealized appreciation on swap contracts (Note 1)	14,378,089

Total assets	779,197,754

LIABILITIES

Payable for variation margin (Note 1)	52,674

Payable for securities purchased	12,694,415

Payable for purchases of delayed delivery securities (Note 1)	15,279,528

Payable for shares of the fund repurchased	1,257,414

Payable for compensation of Manager (Notes 2 and 5)	802,237

Payable for investor servicing (Note 2)	182,746

Payable for Trustee compensation and expenses (Note 2)	210,283

Payable for administrative services (Note 2)	1,710

Payable for distribution fees (Note 2)	414,922

Written options outstanding, at value (premiums received $18,133,864) (Notes 1 and 3)	21,570,381

Unrealized depreciation on swap contracts (Note 1)	19,770,364

TBA sales commitments, at value (proceeds receivable $39,965,187) (Note 1)	40,017,791

Other accrued expenses	84,481

Total liabilities	112,338,946

Net assets	$666,858,808

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$725,081,024

Undistributed net investment income (Note 1)	11,901,271

Accumulated net realized loss on investments (Note 1)	(69,553,533)

Net unrealized depreciation of investments	(569,954)

Total — Representing net assets applicable to capital shares outstanding	$666,858,808

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($621,954,010 divided by 69,136,312 shares)	$9.00

Offering price per class A share (100/96.25 of $9.00)*	$9.35

Net asset value and offering price per class B share ($26,021,205 divided by 2,910,725 shares)**	$8.94

Net asset value and offering price per class C share ($3,402,942 divided by 379,182 shares)**	$8.97

Net asset value and redemption price per class M share ($2,110,982 divided by 233,446 shares)	$9.04

Offering price per class M share (100/96.75 of $9.04)***	$9.34

Net asset value, offering price and redemption price per class R share ($70,011 divided by 7,780 shares)	$9.00

Net asset value, offering price and redemption price per class Y share ($13,299,658 divided by 1,480,166 shares)	$8.99

  * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INVESTMENT INCOME

Interest (including interest income of $772,042 from investments in affiliated issuers) (Note 5)	$34,652,106

Total investment income	34,652,106

EXPENSES

Compensation of Manager (Note 2)	4,286,643

Investor servicing fees (Note 2)	1,271,077

Custodian fees (Note 2)	162,996

Trustee compensation and expenses (Note 2)	50,520

Administrative services (Note 2)	26,190

Distribution fees — Class A (Note 2)	1,595,538

Distribution fees — Class B (Note 2)	336,357

Distribution fees — Class C (Note 2)	32,442

Distribution fees — Class M (Note 2)	10,553

Distribution fees — Class R (Note 2)	290

Other	263,209

Non-recurring costs (Notes 2 and 6)	417

Costs assumed by Manager (Notes 2 and 6)	(417)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(695,331)

Total expenses	7,340,484

Expense reduction (Note 2)	(202,429)

Net expenses	7,138,055

Net investment income	27,514,051

Net realized loss on investments (Notes 1 and 3)	(4,189,889)

Net realized gain on swap contracts (Note 1)	7,104,769

Net realized gain on futures contracts (Note 1)	8,905,527

Net realized gain on written options (Notes 1 and 3)	4,637,657

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(6,387,451)

Net gain on investments	10,070,613

Net increase in net assets resulting from operations	$37,584,664

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06
Operations:
Net investment income	$ 27,514,051	$ 30,255,259

Net realized gain (loss) on investments	16,458,064	(18,914,459)

Net unrealized appreciation (depreciation) of investments	(6,387,451)	7,192,866

Net increase in net assets resulting from operations	37,584,664	18,533,666

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(25,878,658)	(26,835,770)

Class B	(1,118,270)	(1,614,287)

Class C	(107,586)	(116,662)

Class M	(79,457)	(71,755)

Class R	(2,208)	(1,403)

Class Y	(489,139)	(406,811)

Redemption fees (Note 1)	1,175	2,661

Decrease from capital share transactions (Note 4)	(74,158,623)	(145,272,590)

Total decrease in net assets	(64,248,102)	(155,782,951)

NET ASSETS

Beginning of year	731,106,910	886,889,861

End of year (including undistributed net investment income of $11,901,271 and $4,664,868, respectively)	$666,858,808	$ 731,106,910

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
September 30, 2007	$8.86	.36(d)	.14	.50	(.36)	(.36)	—(e)	$9.00	5.79	$621,954	1.03(d)	4.03(d)	195.57(f)
September 30, 2006	8.96	.34(d,g)	(.11)	.23	(.33)	(.33)	—(e)	8.86	2.62	673,112	1.02(d,g)	3.86(d,g)	233.43(f)
September 30, 2005	9.09	.23(d)	(.13)	.10	(.23)	(.23)	—(e)	8.96	1.09	795,350	1.04(d)	2.66(d)	384.39(f)
September 30, 2004	9.08	.20(d)	—	.20	(.19)	(.19)	—(e)	9.09	2.29	934,914	1.03(d)	2.20(d)	429.97(f)
September 30, 2003	9.08	.22	.02	.24	(.24)	(.24)	—	9.08	2.73	1,238,690	1.00	2.41	550.68(h)

CLASS B
September 30, 2007	$8.81	.29(d)	.13	.42	(.29)	(.29)	—(e)	$8.94	4.91	$26,021	1.78(d)	3.28(d)	195.57(f)
September 30, 2006	8.90	.27(d,g)	(.10)	.17	(.26)	(.26)	—(e)	8.81	1.95	42,996	1.77(d,g)	3.11(d,g)	233.43(f)
September 30, 2005	9.03	.16(d)	(.13)	.03	(.16)	(.16)	—(e)	8.90	.33	68,766	1.79(d)	1.89(d)	384.39(f)
September 30, 2004	9.03	.13(d)	—	.13	(.13)	(.13)	—(e)	9.03	1.43	102,924	1.78(d)	1.46(d)	429.97(f)
September 30, 2003	9.02	.15	.03	.18	(.17)	(.17)	—	9.03	2.06	169,610	1.75	1.67	550.68(h)

CLASS C
September 30, 2007	$8.84	.29(d)	.13	.42	(.29)	(.29)	—(e)	$8.97	4.90	$3,403	1.78(d)	3.28(d)	195.57(f)
September 30, 2006	8.94	.27(d,g)	(.11)	.16	(.26)	(.26)	—(e)	8.84	1.84	3,627	1.77(d,g)	3.11(d,g)	233.43(f)
September 30, 2005	9.06	.16(d)	(.12)	.04	(.16)	(.16)	—(e)	8.94	.42	4,530	1.79(d)	1.91(d)	384.39(f)
September 30, 2004	9.06	.13(d)	—	.13	(.13)	(.13)	—(e)	9.06	1.42	6,198	1.78(d)	1.46(d)	429.97(f)
September 30, 2003	9.05	.15	.03	.18	(.17)	(.17)	—	9.06	2.06	9,816	1.75	1.67	550.68(h)

CLASS M
September 30, 2007	$8.90	.34(d)	.14	.48	(.34)	(.34)	—(e)	$9.04	5.48	$2,111	1.28(d)	3.79(d)	195.57(f)
September 30, 2006	9.00	.32(d,g)	(.12)	.20	(.30)	(.30)	—(e)	8.90	2.33	2,115	1.27(d,g)	3.61(d,g)	233.43(f)
September 30, 2005	9.12	.20(d)	(.12)	.08	(.20)	(.20)	—(e)	9.00	.93	2,316	1.29(d)	2.40(d)	384.39(f)
September 30, 2004	9.11	.18(d)	—	.18	(.17)	(.17)	—(e)	9.12	2.01	3,490	1.28(d)	1.96(d)	429.97(f)
September 30, 2003	9.10	.20	.03	.23	(.22)	(.22)	—	9.11	2.56	6,468	1.25	2.19	550.68(h)

CLASS R
September 30, 2007	$8.86	.34(d)	.14	.48	(.34)	(.34)	—(e)	$9.00	5.51	$70	1.28(d)	3.79(d)	195.57(f)
September 30, 2006	8.96	.31(d,g)	(.10)	.21	(.31)	(.31)	—(e)	8.86	2.40	49	1.27(d,g)	3.57(d,g)	233.43(f)
September 30, 2005	9.08	.27(d)	(.19)	.08	(.20)	(.20)	—(e)	8.96	.93	3	1.29(d)	2.41(d)	384.39(f)
September 30, 2004	9.08	.18(d)	(.01)	.17	(.17)	(.17)	—(e)	9.08	1.88	1	1.28(d)	1.95(d)	429.97(f)
September 30, 2003†	9.11	.09	(.02)	.07	(.10)	(.10)	—	9.08	.72*	1	.63*	1.32*	550.68(h)

CLASS Y
September 30, 2007	$8.85	.38(d)	.14	.52	(.38)	(.38)	—(e)	$8.99	6.09	$13,300	.78(d)	4.28(d)	195.57(f)
September 30, 2006	8.95	.36(d,g)	(.11)	.25	(.35)	(.35)	—(e)	8.85	2.90	9,207	.77(d,g)	4.14(d,g)	233.43(f)
September 30, 2005	9.08	.31(d)	(.19)	.12	(.25)	(.25)	—(e)	8.95	1.35	15,925	.79(d)	2.96(d)	384.39(f)
September 30, 2004	9.07	.22(d)	.01(i)	.23	(.22)	(.22)	—(e)	9.08	2.56	14,378	.78(d)	2.45(d)	429.97(f)
September 30, 2003	9.07	.24	.03	.27	(.27)	(.27)	—	9.07	3.00	18,839.75		2.68	550.68(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

† For the period April 1, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

September 30, 2007	0.10%

September 30, 2006	0.06

September 30, 2005	0.04

September 30, 2004	0.06

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets .

(h) Portfolio turnover excludes treasury note transactions executed in connection with a short-trading strategy.

(i) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $69,531,103 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$40,264,642	September 30, 2008

20,799,992	September 30, 2014

8,466,469	September 30, 2015

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized and realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contract, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $7,397,670 to increase undistributed net investment income with an increase to accumulated net realized losses of $7,397,670.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007, were as follows:

Unrealized appreciation	$ 18,787,577
Unrealized depreciation	(9,803,301)
—————————————
Net unrealized appreciation	8,984,276
Undistributed ordinary income	8,916,734
Capital loss carryforward	(69,531,103)
Cost for federal income tax purposes	$695,902,323

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the year ended September 30, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $683,409 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended September 30, 2007, Putnam Management has assumed $417 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In October 2007, Putnam Management agreed to and did reimburse the fund in the amount of $811,872 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2007, the fund incurred $1,404,162 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2007, the fund’s expenses were reduced by $202,429 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $380, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the

Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $14,235 and $21 from the sale of class A and class M shares, respectively, and received $37,702 and $54 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received $55 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $1,173,721,225 and $1,057,527,243, respectively.

Written option transactions during the year ended September 30, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received
Written options outstanding
at beginning of year	$ 204,316,000	$ 6,925,199

Options opened	728,394,318	17,622,754
Options exercised	—	—
Options expired	(79,620,000)	(3,079,304)
Options closed	(128,209,318)	(3,334,785)

Written options outstanding
at end of year	$ 724,881,000	$18,133,864

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/07:
Shares sold	4,984,285	$ 44,289,253

Shares issued in connection with
reinvestment of distributions	2,146,597	18,974,502

	7,130,882	63,263,755

Shares repurchased	(13,954,424)	(123,687,309)

Net decrease	(6,823,542)	$ (60,423,554)

Year ended 9/30/06:
Shares sold	4,221,316	$ 37,167,722

Shares issued in connection with
reinvestment of distributions	2,218,606	19,495,192

	6,439,922	56,662,914

Shares repurchased	(19,266,607)	(169,481,850)

Net decrease	(12,826,685)	$(112,818,936)

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	466,175	$ 4,110,880

Shares issued in connection with
reinvestment of distributions	109,776	964,644

	575,951	5,075,524

Shares repurchased	(2,546,796)	(22,433,689)

Net decrease	(1,970,845)	$(17,358,165)

Year ended 9/30/06:
Shares sold	571,213	$ 4,984,881

Shares issued in connection with
reinvestment of distributions	159,026	1,390,236

	730,239	6,375,117

Shares repurchased	(3,572,137)	(31,282,921)

Net decrease	(2,841,898)	$(24,907,804)

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	95,708	$849,700

Shares issued in connection with
reinvestment of distributions	11,138	98,238

	106,846	947,938

Shares repurchased	(137,953)	(1,222,186)

Net decrease	(31,107)	$(274,248)

Year ended 9/30/06:
Shares sold	33,250	$292,322

Shares issued in connection with
reinvestment of distributions	12,308	107,939

	45,558	400,261

Shares repurchased	(142,170)	(1,251,161)

Net decrease	(96,612)	$(850,900)

CLASS M	Shares	Amount

Year ended 9/30/07:
Shares sold	31,158	$ 277,359

Shares issued in connection with
reinvestment of distributions	7,391	65,669

	38,549	343,028

Shares repurchased	(42,637)	(379,294)

Net decrease	(4,088)	$ (36,266)

Year ended 9/30/06:
Shares sold	27,813	$ 245,216

Shares issued in connection with
reinvestment of distributions	6,897	60,877

	34,710	306,093

Shares repurchased	(54,588)	(484,480)

Net decrease	(19,878)	$ (178,387)

CLASS R	Shares	Amount

Year ended 9/30/07:
Shares sold	2,034	$18,049

Shares issued in connection with
reinvestment of distributions	249	2,208

	2,283	20,257

Shares repurchased	(45)	(400)

Net increase	2,238	$19,857

Year ended 9/30/06:
Shares sold	5,554	$49,153

Shares issued in connection with
reinvestment of distributions	160	1,401

	5,714	50,554

Shares repurchased	(497)	(4,372)

Net increase	5,217	$46,182

CLASS Y	Shares	Amount

Year ended 9/30/07:
Shares sold	552,596	$ 4,908,018

Shares issued in connection with
reinvestment of distributions	55,340	488,622

	607,936	5,396,640

Shares repurchased	(167,806)	(1,482,887)

Net increase	440,130	$ 3,913,753

Year ended 9/30/06:
Shares sold	242,820	$ 2,138,369

Shares issued in connection with
reinvestment of distributions	46,290	406,574

	289,110	2,544,943

Shares repurchased	(1,028,030)	(9,107,688)

Net decrease	(738,920)	$(6,562,745)

At September 30, 2007, Putnam, LLC owned the following shares.

	Shares	% of outstanding	Total value of
	owned	shares	owned shares

Class R	12	0.2%	$108

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2007, management fees paid were reduced by $11,922 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $772,042 for the year ended September 30, 2007. During the year ended September 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $152,118,659 and $139,714,837, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

43,736,264	2,347,439	2,198,003

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring,  environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

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www.putnam.com

1-800-225-1581

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INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

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Not FDIC Insured | May Lose Value | No Bank Guarantee

AN027 247896 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$87,131	$78	$5,389	$237*
September 30, 2006	$88,606*	$206	$4,839	$479

* Includes fees of $175 and $698 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September

30, 2007 and September 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2007and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $108,911 and $287,204 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ 26,129	$ -	$ -
September 30,
2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007